TRANSAMERICA PARTNERS VARIABLE FUNDS
TRANSAMERICA ASSET ALLOCATION VARIABLE FUNDS
Supplement dated December 29, 2008 to the Prospectus dated May 1, 2008
Large Value
Effective December 31, 2008, Transamerica Asset Management, Inc. (“TAM”) will terminate its Investment Sub-Advisory Agreements with AllianceBernstein L.P. and TCW Investment Management Company with respect to the Transamerica Partners Large Value Portfolio, the underyling mutual fund in which all of the assets of Transamerica Partners Variable Funds Large Value Subaccount are invested, and enter into a new Investment Sub-Advisory Agreement with Aronson+Johnson+Ortiz, LP (“AJO”).
The following supplements, replaces and amends information in the prospectus under the section entitled “Management of Transamerica Partners Portfolios — Large Value Portfolio:”
Aronson+Johnson+Ortiz, LP (“AJO”). AJO was founded in 1984 and became a registered investment adviser on December 11, 1984. AJO is owned and operated by eleven principals, with experience spanning portfolio management, security analysis, trading, consulting, public accounting, compliance and econometrics. The principal business address of AJO is 230 S. Broad Street, 20th Floor, Philadelphia, Pennsylvania 19102.
Theodore A. Aronson, Kevin M. Johnson, Martha E. Ortiz, Stefani Cranston, Stuart P. Kaye, Gina M. Moore and R. Brian Wenzinger are responsible for the day-to-day management of the Transamerica Partners Large Value Portfolio on behalf of AJO. Mr. Aronson is the Managing Principal of AJO, and has been with the firm since 1984. Mr. Johnson is a Principal of AJO, and has been with the firm since 1993. Ms. Ortiz is a Principal of AJO, and has been with the firm since 1987. Ms. Cranston is a Principal of AJO, and has been with the firm since 1991. Mr. Kaye is a Principal of AJO, and has been with the firm since 2008. Most recently, Mr. Kaye was head of research in the U.S. Structured Products Group of Invesco, where he worked since 1994. Ms. Moore is a Principal of AJO, and has been with the firm since 1998. Mr. Wenzinger is a Principal of AJO, and has been with the firm since 2000.
Each member of the AJO team has joint responsibility for the Large Value Portfolio. There is no lead member of the AJO team.
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International Equity
Effective December 31, 2008, Transamerica Asset Management, Inc. (“TAM”) will terminate its Investment Sub-Advisory Agreements with LSV Asset Management and Wellington Management Company, LLP with respect to the Transamerica Partners International Equity Portfolio, the underyling mutual fund in which all of the assets of Transamerica Partners Variable Funds International Equity Subaccount are invested, and enter into a new Investment Sub-Advisory Agreement with Thornburg Investment Management, Inc. (“Thornburg”).
The following supplements, replaces and amends information in the prospectus under the section entitled “Management of Transamerica Partners Portfolios — International Equity Portfolio:”
Thornburg Investment Management, Inc. (“Thornburg”). Thornburg is an employee-owned investment management company based in Santa Fe, New Mexico, with assets under management of $43 billion (as of 9/30/08). Founded in 1982, the firm manages six equity funds, eight bond funds, and separate portfolios for select institutions and individuals. The principal business address of Thornburg is 119 East Marcy Street, Santa Fe, New Mexico 87501.
William V. Fries, CFA, Wendy Trevisani and Lei Wang, CFA are responsible for the day-to-day management of the Transamerica Partners International Equity Portfolio on behalf of Thornburg.
Mr. Fries, is a managing director of Thornburg, and a co-portfolio manager of the Thornburg International Equity Strategy and the Thornburg Domestic Equity Strategy. He joined Thornburg in 1995 as managing director and founding portfolio manager of the Thornburg Value Fund and subsequent Domestic Equity Strategy. In 1998, he also founded the Thornburg International Value Fund and subsequent International Equity Strategy. His responsibilities include portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Mr. Fries began his career as a securities analyst and bank investment officer. His 30 plus years of investment management experience include an extended tenure as vice president of equities as USAA Investment Management Company. He received a B.S. from Pennsylvania State University and an M.B.A. from Temple University.
Ms. Trevisani is a managing director of Thornburg, and a co-portfolio manager of the Thornburg International Equity Strategy and the Thornburg International ADR Equity Strategy. Her responsibilities include portfolio management and analysis of companies as well as evaluation of existing positions and overall equity fund performance. She joined Thornburg as an associate portfolio manager in 1999, and was named managing director in 2003. She was promoted to co-portfolio manager in 2006. Prior to joining Thornburg, Ms. Trevisani began her investment career as an institutional sales and trading representative for Salomon Smith Barney in both New York City and London. She received an M.B.A. with a concentration in Finance from Columbia University and graduated Cum Laude, with a B.A. degree in International Relations from Bucknell University.
Mr. Wang is a managing director of Thornburg, and co-portfolio manager of the Thornburg International Equity Strategy. His responsibilities include portfolio management and analysis of companies as well as evaluation of existing positions and overall equity strategy performance. Mr. Wang joined Thornburg in 2004 as an associate portfolio manager and in 2006 was promoted to co-portfolio manager for the International Equity Strategy and was also named managing director. Prior to joining Thornburg, he served as an associate for Deutsche Bank as well as Enso Capital Management. He has also worked as a bank supervision manager at China’s central bank. Mr. Wang holds a B.A. and an M.A. from East China Normal University and an M.B.A. from New York University.
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The following supplements, replaces and amends the seventh paragraph, on page 43, in the prospectus under the section entitled “Transamerica Partners Portfolios — Principal Investment Strategies:”
The investment objective of the International Equity Portfolio is to provide a high level of long-term capital appreciation through investment in a diversified portfolio of securities of foreign issuers. This Portfolio invests primarily in foreign securities, meaning securities of issuers that, in the opinion of the Portfolio’s adviser, have their principal activities outside the United States or whose securities are traded primarily outside the United States. Under normal circumstances, the Portfolio invests at least 65% of its net assets in foreign securities. The Portfolio invests in equity securities of issuers in at least three countries other than the United States. The Portfolio invests most of its assets in securities of issuers in Canada, Australia and developed countries in Europe and the Far East. The Portfolio may invest in securities of issuers in developing countries. Under normal market circumstances, the Portfolio invests at least 80% of its nets assets in equity securities and related investments. The Portfolio may also invest in any type or quality of debt securities, including lower-rated securities, and may enter into forward currency exchange contracts for hedging purposes.
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Money Market Portfolio
The following supplements information found under the fee table in the “Total Annual Portfolio Operating Expenses” section of the prospectus:
In order to avoid a negative yield, Transamerica Asset Management, Inc. (“TAM”) or any of its affiliates may waive fees or reimburse expenses of Money Market Portfolio. Any such waiver or expense reimbursement would be voluntary, could be discontinued at any time, and is subject in certain circumstances to reimbursement by Money Market Portfolio to TAM or its affiliates. There is no guarantee that Money Market Portfolio will be able to avoid a negative yield.
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Investors should retain this Supplement for future reference.
Form No. 2892 (rev. 12/08)